UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 9, 2013
Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
1800 West Pasewalk Avenue, Suite 200
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On August 9, 2013, Supertel Hospitality, Inc. (the “Company”) entered into an agreement with Real Estate Strategies L.P. (“RES”) and IRSA Inversiones y Representaciones Sociedad Anonima (the “Agreement”) with respect to matters related a one-for-eight reverse split of the Company’s issued and outstanding common stock and with respect to matters related to an anticipated public offering of the Company’s common stock.  While the Company has filed a registration statement for the anticipated public offering, such registration statement has not become effective under the Securities Act of 1933, as amended (the “Securities Act”), and no securities will be sold until such registration statement becomes effective.

Adjustment of Terms of the Series C Preferred Stock and Warrants

In connection with the one-for-eight reverse split of the issued and outstanding common stock of the Company that was effected on August 14, 2013 at 5:00 p.m. Eastern Time (the “Reverse Stock Split”), certain terms of the Company’s 6.25% Series C Cumulative Convertible Preferred Stock (the “Series C Preferred Stock”) were adjusted in accordance with the terms of the Series C Preferred Stock without further action.  As provided in the Agreement, the Company also filed articles of amendment to its Second Amended and Restated Articles of Incorporation (the “Charter”) to amend certain terms of the Series C Preferred Stock to adjust the vote per share of Series C Preferred Stock for the Reverse Stock Split.  These adjustments and amendments are summarized below:

•	The conversion price of the Series C Preferred Stock was increased from $1.00 to $8.00.

•	The number of shares of common stock into which a share of Series C Preferred Stock converts was reduced from 10 shares to 1.25 shares.

•	The votes per outstanding share of Series C Preferred Stock, when voting with the common stock as a single class, were reduced from 6.29 votes to 0.78625 vote.

As a result of the Reverse Stock Split, certain terms of the warrants issued to RES (the “Old Warrants”) at the time of its purchases in February 2012 of Series C Preferred Stock from the Company were adjusted in accordance with the terms of the Old Warrants without further action.  These adjustments are summarize below:

•	The aggregate number of shares of common stock issuable upon the exercise of the Old Warrants was decreased from 30,000,000 shares to 3,750,000 shares.

•	The exercise price of the Old Warrants was increased from $1.20 per share of our common stock to $9.60 per share.

•	The 30 trading day volume weighted average exercise sale price of common stock, after which the Company could require RES to exercise the Old Warrants, was increased from $2.63 to $21.04.

Potential Conversion of Series C Preferred Stock

Pursuant to the Agreement, RES agreed, if the Company receives $100 million or more in gross proceeds in the anticipated public offering (exclusive of underwriter overallotments) and promptly upon the Company’s receipt of the proceeds in the anticipated public offering, it will convert 2,000,000 shares of the Series C Preferred Stock it holds into shares of common stock in accordance with the terms of the Series C Preferred Stock.

Potential Issuance of New Warrants

Pursuant to the Agreement, the Company agreed, if RES converts the Series C Preferred Stock as described above, to issue additional warrants (the “New Warrants”) to RES at the closing of the anticipated public offering.  The New Warrants will be exercisable to purchase up to 2,500,000 shares of common stock at an exercise price equal to 110% of the public offering price of the common stock in the anticipated public offering.  The New Warrants, if issued, will expire five years after the closing date of the anticipated public offering.

Potential Amendments to Terms of Old Warrants

Pursuant to the Agreement, if the New Warrants are issued, effective as of the closing of the anticipated public offering, the terms of the Old Warrants will be amended to reflect the terms of the New Warrants.  As amended, the exercise price of the Old Warrants will be adjusted from the current exercise price of $9.60 per share, so that the exercise price of the Old Warrants is equal to the exercise price of the New Warrants.  In addition to the adjustment of the exercise price, the expiration date of the Old Warrants will be extended from the current expiration date of January 31, 2017 to the date that is five years after the closing date of the anticipated public offering.  All other terms of the Old Warrants and the New Warrants are the same and will remain unchanged.

Item 3.03  Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 and Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.

On August 9, 2013, the Company filed articles of amendment (the “Amendments”) to the Company’s Second Amended and Restated Articles of Incorporation (the “Charter”) to effect the Reverse Stock Split and to adjust the vote per share of the Series C Preferred Stock accordingly for the Reverse Stock Split.  The Reverse Stock Split became effective at 5:00 p.m. Eastern Time on August 14, 2013.

As described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2013, at the Company’s annual meeting held on May 21, 2013, the Company’s shareholders approved the amendment of the Charter to effect a reverse split of the Company’s issued and outstanding shares of common stock at the specified ratios set forth in the definitive proxy statement, as may be selected by the Company’s Board of Directors.  On July 30, 2013, the Company’s Board of  Directors determined to effect the Reverse Stock Split at a one-for-eight reverse stock split ratio and authorized the implementation of the Reverse Stock Split at such ratio and the filing of the Amendments.

As a result of the Reverse Stock Split, every eight shares of the Company’s common stock issued and outstanding prior to the Reverse Stock Split were combined into one share.  Beginning with the opening of trading on August 15, 2013, the Company’s common stock began trading on the NASDAQ Global Market on a split-adjusted basis with a new CUSIP number of 868526401.  No fractional shares were issued in connection with the Reverse Stock Split, and shareholders who otherwise would be entitled to a fractional share will receive, in lieu thereof, a cash payment based on $6.9184 per post-split share for such fractional share (based on the volume weighted average price of the Company’s common stock on the five trading days prior to, and excluding August 14, 2013, as reported on the NASDAQ Global Market).  The Company’s shareholders will receive instructions from the Company’s transfer agent, American Stock Transfer & Trust Company LLC, regarding the exchange of outstanding pre-Reverse Stock Split stock certificates.  Proportional adjustments were made to the Company’s outstanding stock options and other equity awards and to the Company’s equity compensation plans, the outstanding limited partnership units of the Company’s operating partnership and, as provided by their terms and the Agreement, to the voting rights and conversion price of the Company’s 6.25% Series C Cumulative Convertible Preferred Stock and to the exercise price and number of the Old Warrants.

The Company’s authorized shares of common stock under the Charter remain unchanged at 200 million shares. The par value of the Company’s common stock remains unchanged at $0.01 per share.  Following the effective time of the Reverse Stock Split, the Company had a total of 2,893,705 shares of common stock outstanding.

Copies of the Amendments are filed as Exhibits 3.1 and 3.2, respectively, along with the Company’s Charter, as amended by the Amendments, as Exhibit 3.3, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

3.1	Articles of Amendment to Second Amended and Restated Articles of Incorporation effecting one-for-eight reverse stock split of the Company’s common stock

3.2	Articles of Amendment to Second Amended and Restated Articles of Incorporation amending certain terms of the Company’s 6.25% Series C Cumulative Convertible Preferred Stock

3.3	Second Amended and Restated Articles of Incorporation of the Company, as amended

10.1	Agreement, dated August 9, 2013, by and among the Company, Real Estate Strategies L.P. and IRSA Inversiones y Representaciones Sociedad Anonima

Certain statements included in this Current Form on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and as such may involve uncertainties and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward-looking statements include statements about our intention with respect to an anticipated public offering.  No assurance can be given that we will be able to raise additional equity capital, or if we do so, the amount, if any, of net proceeds that will be available for general corporate purposes. In light of these uncertainties, the events anticipated by our forward-looking statements might not occur and we caution you not to place undue reliance on any of our forward-looking statements. Except as required by law, we undertake no obligation to update or revise our forward-looking statements, whether as a result of new information, future events or otherwise, and those statements speak only as of the date made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: August 14, 2013	By: /s/ Corrine L. Scarpello
Name: Corrine L. Scarpello
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
3.1	Articles of Amendment to Second Amended and Restated Articles of Incorporation effecting one-for-eight reverse stock split of the Company’s common stock

3.2	Articles of Amendment to Second Amended and Restated Articles of Incorporation amending certain terms of the Company’s 6.25% Series C Cumulative Convertible Preferred Stock

3.3	Second Amended and Restated Articles of Incorporation of the Company, as amended

10.1	Agreement, dated August 9, 2013, by and among the Company, Real Estate Strategies L.P. and IRSA Inversiones y Representaciones Sociedad Anonima